BAILARD, BIEHL & KAISER DIVERSA FUND
(A NO-LOAD FUND WITH NO 12B-1 PLAN)

PROSPECTUS

The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is designed to achieve an above average total return (the sum of income and capital gains) with below average risk through investment in up to six classes of assets: United States (domestic) stocks, domestic bonds, domestic cash equivalents, international stocks, international bonds and international cash equivalents.

This Prospectus contains the basic information that you should know about the Fund before investing and should be retained for future reference. A Statement of Additional Information containing further information about the Fund has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained without charge by writing directly to us or by calling us at (800) 882-8383.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL
INFORMATION IS JANUARY 27, 1999, AS EACH MAY BE SUPPLEMENTED FROM TIME
TO TIME.



FUND INFORMATION:                           SHAREHOLDER SERVICES:

Bailard, Biehl & Kaiser Diversa Fund        Chase Global Funds Services Company
950 Tower Lane, Suite 1900                  P.O. Box 2798
Foster City, California  94404              Boston, Massachusetts 02208
(800) 882-8383                              (800) 541-4366
                                            (617) 557-8000
                                            (Massachusetts residents)

TABLE OF CONTENTS


Costs and Expenses of Fund Borne by Shareholders.............................3
The Fund.....................................................................3
Financial Highlights.........................................................4
What is the Fund's Investment Objective?.....................................6
What are the Fund's Investment Policies?.....................................6
Investment Practices.........................................................9
What Risk Factors Should I Be Aware of?.....................................12
How Do I Purchase Shares?...................................................16
How Do I Exchange or Redeem Shares?.........................................18
What is the Fund's Share Price?.............................................20
What Should I Know About Distributions and Taxes?...........................20
Who is the Fund's Investment Adviser?.......................................23
What Else Should I Know About the Fund?.....................................24
Performance Information.....................................................25
Administrative Services.....................................................25
Transfer Agent and Custodian................................................25
Experts.....................................................................26
Corporate Bond and Commercial Paper Ratings.................................A-1
Hedging and Other Transactions..............................................B-1


No dealer, salesman or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its distributor or investment adviser. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

COSTS AND EXPENSES OF FUND BORNE BY SHAREHOLDERS


SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases..........................................   None
Sales Load Imposed on Reinvested Dividends...............................   None
Deferred Sales Load......................................................   None
Redemption Fees..........................................................   None
Exchange Fees............................................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees..........................................................  0.95%
12b-1 Fees...............................................................   None
Other Expenses...........................................................  0.85%
Total Fund Operating Expenses............................................  1.80%

EXAMPLE:

                                             1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
You would pay the following
expenses on a $1,000 investment, assuming
1)  5% annual return and 2)  redemption at
the end of each time period:                   $18     $57      $97      $212

The purpose of the table set forth above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Use of a 5% annual return in the example is mandated by the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Redemptions by wire transfer are subject to a $10 wire charge. For more information regarding the fees and expenses of the Fund, see "Who is the Fund's Investment Adviser?" herein.

THE FUND

The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is a diversified series of the Bailard, Biehl & Kaiser Fund Group, an open-end management investment company organized as a Massachusetts business trust. The Fund is sold without a sales load, which means there is no charge to you when you buy or redeem your shares, and no fee is charged to shareholders for the distribution of the Fund's shares. Mutual funds like the Fund provide investors with a means to pool their money so they can take advantage of diversification and professional investment management.

Bailard, Biehl and Kaiser, Inc., the Fund's adviser (the "Adviser"), has offered investment management services since 1970. It managed securities portfolios with total holdings of approximately $1.2 billion in market value as of October 31, 1998.

FINANCIAL HIGHLIGHTS

The following information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report for the most recent five years is included in the Fund's annual report to shareholders for the fiscal year ended September 30, 1998. Portions of the Fund's annual report to shareholders for the year ended September 30, 1998 are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the other financial statements and notes thereto included in the annual report.

The following information is based upon past results and may not be indicative of the future performance of the Fund. Further information about the performance of the Fund is included in the Fund's annual report to shareholders for the fiscal year ended September 30, 1998. A copy of the annual report is available, upon request and without charge, by calling the Fund's Investor Services Department at (800) 882-8383, or writing to the following address: Bailard, Biehl & Kaiser Fund Group, 950 Tower Lane, Suite 1900, Foster City, California 94404.

                      Bailard, Biehl & Kaiser Diversa Fund
                              Financial Highlights

For a share outstanding throughout the year:

                                                                     For the year ended September 30,
                                       -------------------------------------------------------------------------------------
                                       1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                                       ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net Asset Value, Beginning of Year   $ 13.91  $ 13.39  $ 13.20  $ 12.01  $ 12.68  $ 10.93  $ 10.64  $ 9.71   $ 11.26  $  10.55
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                  0.13     0.40     0.31     0.38     0.26     0.39     0.34     0.44     0.42      0.61
 Net Realized/Unrealized Gain (Loss)
  on Securities and Foreign Currency    0.23     1.92     0.96     1.13    (0.66     1.66     0.30     0.90    (1.52)     0.76
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  --------

   Total from Investment Operations     0.36     2.32     1.27     1.51    (0.40)    2.05     0.64     1.34    (1.10)     1.37
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
LESS DISTRIBUTIONS:
 From Net Investment Income            (0.23)   (0.42)   (0.32)   (0.26)   (0.05)   (0.30)   (0.35)   (0.41)   (0.45)    (0.66)
 From Net Realized Gains               (1.05)   (1.38)   (0.76)   (0.06)   (0.22)      --       --       --       --        --
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  --------

   Total Distributions                 (1.28)   (1.80)   (1.08)   (0.32    (0.27)   (0.30)   (0.35)   (0.41)   (0.45)    (0.66)
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  --------

Net Asset Value, End of Year         $ 12.99  $ 13.91  $ 13.39  $ 13.20  $ 12.01  $ 12.68  $ 10.93  $ 10.64  $  9.71  $  11.26
                                     =======  =======  =======  =======  =======  =======  =======  =======  =======  ========

TOTAL RETURN                            2.98    19.14    10.09    12.83    (3.18)   19.05     6.16    13.97   (10.19)    13.56%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year(000's)       $35,329  $37,471  $36,566  $40,688  $46,047  $49,584  $50,487  $57,546  $79,420  $103,864

Ratio of Expenses to Average
 Net Assets
 Before Expenses Paid Indirectly        1.86     1.84     1.99     1.85     1.82     1.70     1.90     1.46     1.34      1.26%
 After Expenses Paid Indirectly         1.80     1.84     1.99     1.85     1.82     1.70     1.90     1.46     1.34      1.26%
Ratio of Net Investment Income to
 Average Net Assets                     1.34     1.87     2.09     2.97     2.03     2.88     2.75     3.01     3.60      5.24%


  Portfolio Turnover Rate                 59%      66%      68%     166%     137%      96%      94%     254%     235%      100%

----------
1 Net investment income per share has been computed before adjustments for book/tax differences.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's objective is to achieve an above average total return with below average risk through multiple asset allocation. The Fund's performance with respect to return and risk will be measured against that of other funds investing in multiple classes of assets. By investing in up to six classes of assets (United States (domestic) stocks, domestic bonds, domestic cash equivalents, international stocks, international bonds, and international cash equivalents) and adjusting the level of investment it maintains in these classes in response to changing market conditions, the Fund hopes to provide this unique combination of risk and return. The Fund is intended to serve as the core or foundation portfolio for investors because of its investment in several classes of assets.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Accordingly, there is no guarantee that the Fund will achieve its investment objective, and investors should consult with their financial and other advisers concerning the suitability of this investment for their own particular circumstances. The Fund anticipates that its net asset value will fluctuate.

WHAT ARE THE FUND'S INVESTMENT POLICIES?

Asset allocation is the most important area of investment concern for the Fund. For its private clients, the Adviser has been actively engaged in asset allocation among three of the classes of assets since 1971, among five of the classes since 1979 and among all of the asset classes since 1987. The Fund's investment policy is based on the following five principles:

+ TAKE A GLOBAL PERSPECTIVE. The economies of the world are increasingly becoming more interlinked. Taking a global view allows for not only a better understanding of the investment impact of international events, but a clearer view of events in the U.S. as well.

+ CONTROL RISK THROUGH DIVERSIFICATION. The cornerstone of the Fund's investment approach is diversification. The Adviser's forecasting models are based on probabilities, not certainties. There are many unpredictable events that occur in the world, and we must always keep in mind the limitations of our analysis. Therefore, we strive to diversify the Fund in such a way as to protect the assets of the Fund from a variety of adverse outcomes. Consequently, holdings of domestic stocks could range from 0% to 65% of Funds assets. Holdings of domestic bonds, domestic cash equivalents, international stocks, international bonds and international cash equivalents each could rand from 0% to 50% of Fund assets.

+ FIND MISPRICED ASSETS AND KNOW WHEN TO TRADE. Appropriate valuation methods vary across asset classes. While the methods may vary, the goal is the same, to identify asset classes and individual securities which the Adviser believes are over or under priced. The ability to identify underpriced or overpriced securities in itself, however, is not sufficient. When to buy a security is as important as what security to buy. The Fund will shift its emphasis among as many as six classes of assets, as well as various industry sectors, as financial trends and economic conditions change. The Fund will overweight securities, sectors, and asset classes that the Adviser believes are undervalued and in stages of an upward move, and will underweight those that appear to be overvalued and beginning to weaken.

+ USE A DISCIPLINED INVESTMENT METHODOLOGY. The Adviser has developed complex forecasting and valuation models. These quantitative and fundamental models aid in the decision-making process. The Adviser strives to act on these models in a disciplined and cost efficient fashion.

+ MAKE INFORMED ASSET ALLOCATION DECISIONS. In making its asset allocation decisions, the Adviser undertakes a complex quantitative and economic analysis of potential relative returns for each asset category. As part of this analysis, the Adviser considers future economic circumstances and assesses the probable performance of each asset class in each economic scenario. The historic volatility and risk characteristics of each asset class are also considered. Based on its analysis, the Adviser determines an appropriate asset allocation.

The six classes of assets in which the Fund will invest are the following:

DOMESTIC STOCKS. The Fund will invest in the common and preferred equity securities of U.S.-based companies whose activities will normally represent at least eight of the following eleven economic sectors (each of which includes several industry groups): basic industry, capital goods, communication services, consumer cyclicals, consumer staples, energy and natural resources (including precious metal-related securities), finance (including real estate securities), health care, high technology, transportation and utilities. The Fund anticipates that no more than a third of this class will be invested in companies operating in any one sector, although the Fund may exceed this guideline from time to time. The Fund may also invest in the equity securities of U.S.-based investment companies. Such securities will be considered domestic stocks even though the portfolios of such companies may include other types of assets, including assets represented by the five other classes. The Fund will invest in stocks that are listed on an exchange or that are traded over the counter.

DOMESTIC BONDS. The Fund will invest in domestic bonds and debt securities, including mortgage and asset-backed securities. Approximately 80% of this portion of the Fund's portfolio will be invested in U.S. Government securities and other issues rated at least Aa in quality by Moody's Investors Service, Inc. ("Moody's") or AA in quality by Standard & Poor's Corporation ("S&P"). Up to 10% of this class may be invested in securities rated Baa or BBB in quality by these services, respectively. Unrated securities will be considered for investment when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies. See "What Risk Factors Should I Be Aware of? -- Lower-Rated Bonds." For a description of ratings by Moody's and S&P, see Appendix A.

DOMESTIC CASH EQUIVALENTS. The Fund will invest in cash or cash equivalents consisting of repurchase agreements, issues of the U.S. Government and its agencies and instrumentalities (including Treasury bills, notes and bonds), U.S. banks (including certificates of deposit, securities backed by letters of credit, bankers' acceptances and fixed time deposits) and other domestic institutions (including commercial paper) with maturities of less than one year and with a quality comparable to that indicated by at least an A-3 rating by S&P. The Fund will not invest in time deposits maturing in over seven days in an amount exceeding 10% of its total assets.

INTERNATIONAL STOCKS. The Fund will purchase international stocks, normally in at least five of the 18 largest investment markets of the world as defined by the EAFE Index, a broad-based index of international market returns published by Morgan Stanley & Co. The Fund may also invest a portion of its international stock portfolio in emerging markets. The Fund's international stock holdings will be invested in roughly the same eleven economic sectors that it uses to invest in domestic stocks. The Fund anticipates that no more than one-third of its international stock portfolio will be invested in any one sector, although the Fund may exceed this guideline from time to time. The Fund's international stocks will include international stocks traded domestically or abroad through American Depository Receipts, Global Depository Receipts or International Depository Receipts ("ADRs," "GDRs" and "IDRs," respectively). The Fund may also invest in the equity securities of foreign investment companies. Such securities will be considered international stocks even though the portfolios of such companies may include other types of assets, including assets represented by the five other classes.

INTERNATIONAL BONDS. The Fund may purchase international bonds and debt securities, including mortgage and asset-backed securities. Ordinarily, the Fund invests at least 65% of its international fixed-income assets in at least three countries other than the United States. The Fund may also invest a portion of its international bond portfolio in emerging markets. Although Moody's or S&P ratings are not available for all international bonds, the Fund will invest in those international bonds that are deemed by the Adviser to be of a quality comparable to domestic bonds rated at least Aa or AA in quality by Moody's or S&P, with the exception that no more than 5% of the class assets, and no more than 50% of the class assets in emerging markets, may be invested in securities rated Baa or BBB. The Fund's international bonds will include securities issued by foreign governments, supra-national entities and foreign companies.

INTERNATIONAL CASH EQUIVALENTS. The Fund may invest in non-U.S. dollar-denominated debt securities that are considered to be of comparable quality by the Adviser to the domestic cash equivalents portfolio and which mature in one year or less. The Fund's investments will consist of: (1) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (2) debt obligations issued or guaranteed by supra-national organizations such as the World Bank; (3) debt obligations of foreign banks and bank holding companies; (4) foreign corporate debt securities;
(5) debt obligations of domestic banks and corporations issued in foreign currencies; (6) foreign commercial paper; and (7) repurchase agreements involving these securities.

The above investment policies may be changed by the Board of Trustees without shareholder approval.

LIMITING INVESTMENT RISKS. The Fund seeks to limit the risk of investment losses by adhering to the investment restrictions described below. These investment restrictions can be changed only with the approval of a vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. A complete list of the restrictions on the Fund's investment activities is set forth in the Statement of Additional Information. The Fund will not:

1. Invest in securities of any one issuer (other than cash and cash items, and securities of the United States Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer.

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

3. Acquire more than 10% of the outstanding voting securities of any one issuer.

4.   Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real property; provided that the Fund will invest in publicly traded securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that the Fund may invest in precious metals, in the securities of companies that explore for, extract, process or deal in precious metals and in asset-based securities related to precious metals. In addition, this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 5% of the total assets of the Fund or 2% of the total assets of the Fund in the case of warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in interest rate, foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts, options, futures contracts and options on futures contracts on debt securities, financial indices and foreign currencies.

7. Issue senior securities or borrow money, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets, and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, neither margin or collateral arrangements with respect to forward contracts, options, futures contracts or options on futures contracts, nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts, are deemed to be the issuance of a senior security or borrowing.

8. Mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except to secure borrowings described above or to obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets.

9. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on futures contracts will not be considered the purchase of a security on margin.

10. Engage in the business of underwriting securities issued by others, or purchase illiquid securities, i.e. securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, repurchase agreements maturing in over seven days or securities that are not otherwise readily marketable, if such purchase will result in more than 10% of the value of its total assets then being invested in such illiquid securities.

11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

The Fund may engage in short-term trading if the disposition of securities held for a short period is deemed to be advisable. Higher portfolio turnover results in increased brokerage costs and may result in the realization of short-term gains that are taxed to stockholders as ordinary income. See "What Should I Know About Distributions and Taxes."

INVESTMENT PRACTICES

The Fund is authorized to employ certain investment practices to attempt to minimize the risk to the Fund from adverse changes in currency exchange or interest rates, or market conditions, or as a substitute for an underlying securities or currency position ("Hedging Transactions"). Hedging Transactions may consist of forward foreign currency exchange contracts ("Forward Contracts"), put and call options ("Options"), futures contracts ("Futures Contracts"), and put and call options on futures contracts ("Options on Futures Contracts") on debt securities, financial indices and foreign currencies. The Fund may also conduct foreign currency exchange transactions on a spot basis at the rate prevailing in the foreign currency exchange market. These practices involve certain risks, which are summarized below under "What Risk Factors Should I Be Aware Of?

-- Hedging Transactions." For a more detailed description of the uses, risks and costs of Hedging Transactions, see Appendix B. In addition, certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into Hedging Transactions. See "What Should I Know About Distributions and Taxes? -- Hedging and Other Transactions."

Generally, Hedging Transactions involving foreign currencies may directly hedge, indirectly hedge or cross-hedge the currency risk associated with a particular transaction or position. The Fund may directly hedge a currency risk when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. Dollar. For example, to directly hedge a position, the Fund could sell an amount of such foreign currency, or buy an amount of the U.S. Dollar, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Indirect hedges are similar to direct hedges, except that in an indirect hedge, the Fund hedges a portfolio security's currency risk with a different, or proxy, currency that is expected to trade closely to the portfolio security's underlying currency. Indirect hedges will be used when the Fund believes that the currency risk associated with a portfolio position can be hedged more effectively through the purchase or sale of the proxy currency due to better liquidity, lower transaction costs and/or relative currency expectations.

The Fund may enter into a cross-hedge when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. Dollar. If one currency is expected to decrease against another currency, the Fund may sell the currency expected to weaken and buy the currency expected to strengthen. The Fund may also initiate a foreign currency position that increases the exposure of the Fund to that currency. Typically, this would be done when the Fund likes the currency of a country but not the stocks or bonds of that country. To offset an underweight (or no) securities position in that country, the Fund may add a foreign currency position that is larger than the securities position. Under such circumstances, the Fund's foreign currency position in a country will not exceed that of its neutral weighting for the country.

Generally, to hedge a risk associated with or as a substitute for a market, economic sector or industry, the Fund may enter into Options, Futures Contracts or Options on Futures Contracts involving financial indices (including stock, bond, and U.S. and foreign securities indices). A financial index is a composite of the market prices of the securities that make up the index. An index may be broad based (comprised of many securities and designed to be representative of an overall market, e.g., the CAC-40 Index of French securities) or narrow based (designed to be representative of a particular industry or market sector, e.g., the Morgan Stanley Global Utilities Index). An index may also be composed of U.S. securities (e.g., the S&P 500 Stock Index) or foreign securities (e.g., the International Market Index) or a combination of both (e.g., the Morgan Stanley World Index). Financial indices are used as the underlying value of Options, Futures Contracts and Options on Futures involving financial indices.

The Fund will not engage in a transaction involving Forward Contracts or Futures Contracts, and will not write Options or Options on Futures Contracts unless its position is "covered" by an offsetting position or transaction, or liquid assets equal to the amount of the Fund's contingent obligations are held by the Fund's custodian in a segregated account. For a more detailed description of cover transactions, see Appendix B.

FORWARD CONTRACTS. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

OPTIONS. The Fund may purchase and write call and put Options on debt securities, financial indices and foreign currencies. Call Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to buy the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to sell such security or currency. Put Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to sell the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to buy such security or currency. An Option on a financial index is similar to an Option on a security or foreign currency, except that exercise of the Option results in the payment of a cash settlement instead of the purchase or sale of securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Option.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange or interest rates, or changes in market conditions, although, in the event of movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell debt securities, foreign currencies, or other assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Fund will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets . Over-the-counter Options purchased by the Fund and the value of securities used to cover over-the-counter Options written by the Fund will be deemed to be illiquid subject to the Fund's policy limits on investments in illiquid securities.

FUTURES CONTRACTS. Generally, a Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract on a debt security or foreign currency is the acquisition of a contractual obligation to deliver the security or currency called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract on a debt security or foreign currency means the acquisition of a contractual obligation to acquire the security or currency called for by the contract at a specified price in a fixed delivery month. A Futures Contract on a financial index, like an Option on a financial index, results in the payment of a cash settlement instead of the delivery of the securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Futures Contract. The successful use of Futures Contracts will usually depend on the Fund's ability to correctly predict currency exchange and interest rate movements and market conditions. Should rates or markets move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

OPTIONS ON FUTURES CONTRACTS. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. Depending on the pricing of an Option on a Futures Contract compared to either the price of the Futures Contract upon which it is based or the price of the underlying asset, an Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options."

SPOT TRANSACTIONS. The Fund also engages in foreign currency exchange transactions on a spot (i.e., current) basis in connection with the investment of cash balances held by the Fund outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Fund expects to invest its cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Fund to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Adviser will correctly anticipate currency fluctuations. Accordingly, if the Fund's cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Fund will experience losses. The Fund will also incur service charges in connection with each currency conversion.

WHAT RISK FACTORS SHOULD I BE AWARE OF?

FOREIGN SECURITIES. Of the total value of the world's stock markets, approximately two-thirds consists of non-U.S. securities. As a consequence, the Fund believes it is important to include some of these securities in its investment assets. However, there are special risks attendant to investment in foreign securities.

Many of the foreign securities held by the Fund will not be registered with, nor will the issuers be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. There is generally less public information available about foreign companies and less governmental regulation and supervision of foreign issuers, markets and brokers. The issuers of foreign securities may be subject to different accounting standards from domestic securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, tend to be less liquid and exhibit greater price volatility. In foreign countries there is the possibility of expropriation or confiscatory taxation, exchange restrictions, limitations on the removal of assets, political and economic instability and diplomatic developments affecting investments by domestic companies. Investments in foreign securities generally involve greater costs than domestic investments, including the cost of currency conversions and higher brokers' commissions and custodial fees. In investing in foreign securities, the Fund will consider all these factors, but even such consideration cannot eliminate all risk.

The Fund may invest in the securities of issuers and companies located in countries having developing or emerging markets or economies. While these investments provide diversification and offer the opportunity for higher returns, they generally involve significantly more volatility and risk than their developed country counterparts. Emerging market countries tend to have less mature economies and less stable political systems. Such countries may have restrictions on foreign ownership or the registration of assets. In addition, the securities markets of emerging market countries tend to have less liquidity, higher transaction costs, less sophisticated settlement practices and less regulatory protection for investors than their developed country counterparts.

The Fund may invest in securities issued by the governments of foreign countries (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. In addition, the Fund may invest in ADRs, GDRs and IDRs. A purchaser of an unsponsored ADR, GDR or IDR may have limited voting rights and may receive less information about the issuer of the underlying security than with a sponsored ADR, GDR or IDR.

Dividends payable on the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Tax treaties exist with certain countries which reduce the tax on U.S. taxpayers. See "What Should I Know About Distributions and Taxes?"

EURO. On January 1, 1999, eleven major European countries participating in the Economic and Monetary Union ("EMU") adopted a single currency, the Euro, overseen by the European Central Bank. Beginning on the first day of 1999, most securities denominated in the currencies of participating countries were redenominated in Euros.

As would be expected with any undertaking of this magnitude, there are areas of uncertainty involving the actual conversion and the market's reaction. These areas may include but are not limited to the ability of financial institutions to prepare their operating systems and the creation of suitable clearing and payment systems for the new currency. These and other factors, including political and economic risk, could cause market disruptions after the introduction of the Euro. While there can be no assurance that the Fund will not be adversely affected, the Adviser is taking steps to effect the Fund's transition to the Euro as smoothly as possible.

CURRENCY EXCHANGE RATES. The value of the assets of the Fund invested in international stocks, bonds, cash and cash equivalents as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including, but not limited to, action by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of the Fund's investments in that country). The Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such techniques are not employed or to the extent such techniques do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. On the other hand, to the extent hedging techniques are used to reduce currency risk, the Fund will not participate in increases in the value of the currencies of the countries in which the Fund invests. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution and may change the tax treatment of any distribution. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Fund might not be able to or might determine not to make ordinary income distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for United States income tax purposes, rather than as an ordinary income, thereby reducing each shareholder's basis in his Fund shares.

LOWER-RATED BONDS. Bonds that are rated Baa by Moody's or BBB by S&P, and equivalent unrated bonds, are medium grade obligations that are still considered investment grade bonds. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well. The Fund does not have a policy with respect to the retention of a bond whose rating falls below Baa or BBB, respectively. The Fund will address such circumstances on a case by case basis.

REAL ESTATE SECURITIES. The Fund may invest in equity securities of real estate related companies (i.e., companies at least 50% of whose assets consist of real property held for sale or investment or at least 50% of whose products or services are provided to the real estate industry), real estate investment trusts, and real estate limited partnerships, all of which securities will be publicly traded, primarily on an exchange (except that the Fund will only invest in limited partnerships whose securities are listed on the New York Stock Exchange or the American Stock Exchange). The Fund may also invest in securities of companies unrelated to the real estate industry but that have significant real estate holdings believed to be undervalued relative to the price of the company's securities.

Although the Fund's investments in real estate will be limited to publicly traded securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, the Fund may be subject to risks associated with direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Other risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single projects or a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self liquidation.

Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended.

PRECIOUS METAL-RELATED SECURITIES. The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver, palladium and platinum). Such securities may be purchased when the Fund believes that they are attractively priced in relation to the value of a company's precious metal-related assets or when the value of precious metals is expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.

The investment of the Fund's assets in precious metal-related securities may involve additional investment risks. The prices of precious metal-related securities have historically been subject to high volatility and may depend on financial conditions and the creditworthiness of the issuer in addition to the value of the underlying asset. The earnings and financial condition of precious metal-related companies may be adversely affected by volatile precious metal prices.

REPURCHASE AGREEMENTS. Repurchase agreements represent agreements in which the Fund acquires securities from a seller who agrees to repurchase such securities at a later date at a specified time and price. The securities acquired by the Fund will be U.S. Treasury securities, and the Fund will enter into repurchase agreements only with registered broker-dealers and with domestic banks or other financial institutions regulated by the FDIC and having total assets in excess of $10 billion. The seller's obligation to repurchase is fully collateralized with other securities in which the Fund can invest. The value of the collateral, including accrued interest, will be marked to market daily. The Fund's right to liquidate its collateral in the event of a default by the seller could involve certain costs, losses on delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. If the value of the collateral should decrease below the resale price of the securities acquired, including accrued interest, additional collateral is required to be deposited.

HEDGING TRANSACTIONS. Hedging Transactions cannot eliminate all risks of loss to the Fund and may prevent the Fund from realizing some potential gains. The projection of short-term currency exchange and interest rates and other market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of Hedging Transactions are: incorrect prediction of the movement of currency exchange and interest rates and other market conditions; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies, securities and indices. Hedging Transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Risk Factors -- Foreign Securities."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with foreign currency cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. Dollar. Cross-hedges may also create a greater risk of loss than other Hedging Transactions because they may involve hedging a currency risk through the U.S. Dollar rather than directly to the U.S. Dollar or another currency. Moreover, in some cases, the Fund's exposure to a foreign currency will be greater than its exposure to the securities of that country.

In order to help reduce certain risks associated with Hedging Transactions, the Board of Trustees has adopted the requirement that Forward Contracts, Options, Futures Contracts and Options on Futures Contracts be used as a hedge or as a substitute for an underlying securities or currency position and not for speculation. In addition to this requirement, the Board of Trustees has adopted the following percentage restrictions on the use of Options, Futures Contracts and Options on Futures Contracts:

     (i) The Fund will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of the Fund's net assets.

     (ii) The Fund will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by the Fund would exceed 20% of the Fund's net assets.

     (iii) The Fund will not enter into any Futures Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

In order to help reduce the risk of counterparty default in Forward Contracts and Options traded over-the-counter, the Fund will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of Hedging Transactions, see Appendix B.

INVESTMENT COMPANY SECURITIES. The Fund's purchase of securities of another investment company results in the layering of expenses such that shareholders of the Fund not only will bear the expenses of the Fund but also will indirectly bear a proportionate share of the expenses of the other investment company. The Fund will not invest more than 5% of its total assets in any investment company or more than 10% of its total assets in investment companies as a group, and it will not purchase the securities of any investment company that is sponsored or managed by the Adviser.

YEAR 2000. The Year 2000 issue has received much attention in recent months. If the systems on which the Fund relies are unable to process date related information before or after January 1, 2000, the Fund could be adversely affected. At this time, the Adviser does not expect any material issues to arise affecting the Fund in regard to Year 2000 and is taking appropriate steps, it believes, in addressing the issue. The Year 2000 issue affects nearly all companies and organizations, however, and the Adviser does not have control over external providers servicing the Adviser or the Fund. The Adviser has made inquiries of each vendor of both the Fund and the Adviser in regard to its status on becoming Year 2000 compliant, and is currently in the process of developing contingency plans should any issues arise. As with any issue of this magnitude, there can be no assurance that the steps being taken by the Adviser will be sufficient. In addition, there can be no assurance that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies in general.

HOW DO I PURCHASE SHARES?

Shares of the Fund are offered at net asset value, without any sales charge, on a continuous basis directly by the Fund or through a broker-dealer. If shares of the Fund are purchased through a broker-dealer, a service fee may be charged by the broker-dealer. If shares of the Fund are purchased directly from the Fund without the intervention of a broker-dealer, no such fee will be imposed. Certain Fund services may not be available to shares held in the name of a broker-dealer or other nominee.

The minimum initial investment in the Fund is $5,000 and each subsequent investment must be at least $100. The minimum initial investment requirement for employees and officers of the Adviser and their relatives, and Trustees of the Trust, is $2,000 and each minimum subsequent investment is $100. Fund shares may also be purchased by various types of retirement plans, including individual retirement accounts and Roth retirement accounts ("IRAs") of individuals who would otherwise be eligible to invest in the Fund. The minimum initial and subsequent investments of such plans correspond to the minimum requirements for such individuals. The Adviser sponsors the Bailard, Biehl & Kaiser IRA for individuals wishing to establish an IRA. For information concerning the Bailard, Biehl & Kaiser IRA, call (800) 882-8383. The Fund reserves the right to waive, reduce or increase the minimum investment for initial and subsequent investments.

The Fund reserves the right to refuse any application to purchase its shares. Resale of Fund shares (other than by redemption) may be restricted in certain jurisdictions. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

As a condition of this offering, if a purchase is canceled because your check or wire transfer does not clear, you will be responsible for any loss the Fund or the Adviser incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse the Fund or the Adviser for any loss. In addition, you may be prohibited or restricted from making future purchases in the Fund.

Shares may be purchased directly from the Fund by completing the Shareholder Application Form included at the end of this Prospectus and sending it, together with a check (payable to the order of the Fund), to Chase Global Funds Services Company ("CGFSC"), P.0. Box 2798, Boston, Massachusetts 02208 or (for express delivery) 73 Tremont Street, Boston, Massachusetts 02108-3913. (CGFSC is an affiliate of The Chase Manhattan Bank, N.A.) Additional Shareholder Application Forms can be obtained from the Fund at 950 Tower Lane, Suite 1900, Foster City, California 94404.

Shares of the Fund may also be purchased by wire by calling CGFSC at (800) 541-4366 (617/557-8000 for Massachusetts residents) to receive a wire reference control number and notify CGFSC of your incoming bank wire. A properly completed application must be sent to CGFSC at the above address before bank-wired investments can be redeemed. Moreover, any shareholder who fails to submit an application form containing a correct taxpayer identification number will be automatically subject to backup tax withholding on distributions at a 31% rate. Instruct your bank (which may charge for this service) to wire a specified amount (via the Federal Reserve Bank) to:

      The Chase Manhattan Bank, N.A.
        One Chase Manhattan Plaza
        New York, NY 10081-1000

        ABA #021000021
        DDA #910-2-733160

       Attn:
        Bailard, Biehl & Kaiser Diversa Fund
        Shareholder's Name:__________________
        Account Number:__________________
        Wire Reference Control Number:

A bank-wired investment is considered received when CGFSC has been notified that the bank wire has been credited to the Fund's account.

You may purchase additional shares of the Fund at any time by mailing or wiring funds in the manner and subject to the minimums described above. Please remember to include your Bailard, Biehl & Kaiser Diversa Fund account number on your check or as part of your wiring instructions.

AUTOMATIC INVESTMENT P LAN. An Automatic Investment Plan ("AIP") may be established by new or existing shareholders in order to have a predetermined dollar amount deducted automatically from the shareholder's checking or savings account on a monthly basis, and used to purchase shares in the Fund. The minimum amount which may be automatically deducted is $100. If you wish to establish an AIP please contact the Fund.

The AIP will be terminated by CGFSC on receipt of satisfactory evidence of the death or incapacity of the shareholder, but until it has received such notice, CGFSC will not be liable for any deductions made from the shareholder's checking or savings account in accordance with the AIP. The shareholder or the Fund may terminate the AIP at any time upon notice to the other.

When an investor makes an initial investment, an account will be opened on the books of the Fund and a confirmation will be sent of the opening of the account. Thereafter, whenever a transaction takes place in the account, such as a purchase of additional shares, exchange or redemption of shares, payment of distributions or deposit or withdrawal of shares represented by certificates, the investor will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of each transaction in the account during the year. Issuance and delivery of certificates is unnecessary and holders of shares are thereby relieved of the responsibility of safekeeping, although certificates will be issued, without charge, to requesting shareholders.

The number of shares that may be purchased will depend upon the applicable net asset value in effect at the time orders are properly received. Such net asset value is the net asset value of the Fund next determined after receipt of a proper request.

The Fund has authorized one or more brokers to accept purchase and redemption orders, and to designate other intermediaries to accept such orders, on its behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or designee accepts the order. Orders will be priced at the Fund's net asset value next determined after they are accepted by the authorized broker or designee.

HOW DO I EXCHANGE OR REDEEM SHARES?

You may exchange or redeem all or a portion of your shares of the Fund at any time, without incurring any charges, by mail or by telephone. If you exchange or redeem your shares through a broker-dealer, there may be a charge imposed for such services.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the Bailard, Biehl & Kaiser International Equity Fund (the "Equity Fund") or the Bailard, Biehl & Kaiser International Bond Fund (the "Bond Fund") on the basis of the relative net asset values per share of the Fund and the Equity Fund or Bond Fund next computed after receipt by CGFSC of your proper written or telephone request. Written requests should be directed to CGFSC at the address indicated under "How Do I Purchase Shares?". Telephone requests should follow the procedures described under "Telephone Transactions". Exchanges can only be made between accounts with identical account registrations.

Before making an exchange, you should read the Equity Fund's or Bond Fund's Prospectus, which may be obtained by contacting the Fund at 950 Tower Lane, Suite 1900, Foster City, California 94404, (800) 882-8383. Any exchange of shares is, in effect, a redemption of shares of the Fund and a purchase of shares of the Equity Fund or Bond Fund. Accordingly, for Federal income tax purposes, an exchange is a taxable event, and a gain or loss may be realized. Exchanges can only be made in states where shares of the Equity Fund or Bond Fund are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the Equity Fund or Bond Fund. The Fund does not place any limit on the number of exchanges that may be made, and neither the Fund nor the Equity Fund or Bond Fund charges a fee for effecting an exchange. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

REGULAR REDEMPTION PROCEDURE. You have the right to redeem shares by transmitting to CGFSC, at the address indicated under "How Do I Purchase Shares", either the related certificates and a stock power in good order for transfer, or if no certificates have been issued, a written request for redemption. Redemption will be made at the net asset value next computed after receipt by CGFSC of the necessary documents in good order. See "Purchase of Shares" for procedures for acceptance of redemption orders by authorized brokers and their designees.

"Good order" means that certificates and stock powers must be endorsed by the record owner(s) exactly as the shares are registered and, for redemptions in excess of $50,000, the signature(s) must be accompanied by a signature guarantee. A signature guarantee is a widely accepted way to protect shareholders and the Fund by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMP") endorsed by the Securities Transfer Association. In some cases, "good order" may require the furnishing of additional documents. In the event that you need assistance in determining which documents are required in order to effect a redemption, you may contact CGFSC at (800) 541-4366 for assistance.

Because the net asset value per share of the Fund fluctuates (reflecting the market value of the assets owned by the Fund), the amount you receive for your shares may be more or less than the amount you paid for them. Redemption payments normally will be mailed within seven days after receipt of redemption requests. If you request that the redemption proceeds be wired directly into a bank account, the transfer agent will deduct a wire charge of $10 from the proceeds to cover the additional expense.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan ("SWP") may be established by a new or existing shareholder if the shares in his account, when valued at the current net asset value, equal $10,000 or more. Shareholders who elect to establish a SWP Account will be mailed a semimonthly, monthly or quarterly check in a stated amount, not less than $100. Depending on the SWP option chosen, shares sufficient to satisfy the stated amount will be automatically redeemed on or about the third and/or eighteenth day of the payment period and a check for the stated amount will be mailed by CGFSC to the shareholder as soon thereafter as practicable. A transaction fee of $2 per check will be deducted from the proceeds. Withdrawals may result in a gain or loss for tax purposes, may reduce principal and may eventually use up all of the shares in the account.

Payments will be terminated by CGFSC on receipt of satisfactory evidence of the death or incapacity of the shareholder, but until it has received such evidence, CGFSC will not be liable for any payments made in accordance with the SWP. The shareholder or the Fund may terminate the SWP account at any time upon notice to the other.

GENERAL CONDITIONS OF ALL REDEMPTIONS. The right to redeem may be suspended and the payment of the redemption price deferred during any period when the New York Stock Exchange is closed, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets or for such other periods as the Commission may by order permit for the protection of investors. In addition, if shares have been recently issued to a shareholder and payment was made by check, the Fund will effect the redemption, but will hold the proceeds thereof until the check for the purchase of such shares has cleared, unless the shares were purchased with a cashier's or certified check.

SPECIAL REDEMPTION PROCEDURE. The Fund may redeem the shares of any shareholder who ceases to hold shares in the Fund having an aggregate net asset value above $1,000. Shareholders will be given at least 30 days' written notice of any redemption effected in accordance with this paragraph.

TELEPHONE TRANSACTIONS. You may establish telephone exchange and redemption privileges if you have checked the appropriate box and supplied the necessary information on the Shareholder Application Form accompanying this Prospectus. You may then exchange and redeem shares of the Fund by telephoning CGFSC at
(800) 541-4366 (or, from outside the U.S., (617) 557-8000) prior to the regular closing of the New York Stock Exchange (generally 4:00 p.m. New York time) on a day when the New York Stock Exchange is open. Redemptions by telephone must be at least $1,000 and may not exceed $150,000. Exchange and redemption requests received by CGFSC before the regular closing will be processed that day. Otherwise processing will occur on the next business day.

Interruptions in telephone service may mean that you will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, you should mail or send by overnight delivery a written request to CGFSC. By making telephone exchanges or redemptions you may be giving up a measure of security that you may have had if such transactions had been in writing. The Fund and CGFSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and CGFSC may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For your protection, CGFSC records all telephone calls. Exchanges can only be made between accounts with identical registrations and only if your account registration has not changed within 30 days. Redemption proceeds are sent only to shareholders at their registered address or to a bank account previously designated by the shareholder. It is also the Fund's policy to mail a written confirmation to you at your address of record within five business days after any telephone transaction. The Fund or CGFSC may refuse to honor any telephone transaction request if the Fund or CGFSC believes, for any reason, that the request is unauthorized. You will be promptly notified of any refused telephone transaction request. Neither the Fund nor CGFSC will be liable for following telephone instructions that CGFSC reasonably believes to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.

Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to stockholders at any time. Shares held by a Keogh plan or IRA and shares issued in certificate form are not eligible for telephone exchange or redemption.

WHAT IS THE FUND'S SHARE PRICE?

The net asset value per share, on which purchase and redemption prices are based, is determined by dividing the total market value of the Fund's assets, less its liabilities, by the number of shares outstanding. Net asset value is calculated as of the regular closing of the New York Stock Exchange (generally 4:00 p.m. New York time) on each day the Exchange is open for trading. Because certain securities of the Fund may be traded on foreign markets that are open when the New York Stock Exchange is closed, the value of the net assets of the Fund may be significantly affected on days when no net asset value is calculated. The price at which a purchase or redemption is effected will be based on the next net asset value calculated after the receipt of a properly completed order. The method used by the Fund for determining the net asset value of its shares is explained in more detail in the Statement of Additional Information.

WHAT SHOULD I KNOW ABOUT DISTRIBUTIONS AND TAXES?

The Board of Trustees of the Fund will determine the amounts to be distributed to the holders of shares and the time or times such distributions will be made. Currently, it is contemplated that all or a portion of net investment income, if any, will be distributed quarterly, and that any remaining net investment income and any net realized capital gains will be distributed annually, generally in December. The amount of net investment income to be distributed, and the characterization of Fund distributions for tax purposes, may be affected, among other factors, by foreign currency exchange losses, as described below.

Distributions of net income and capital gains, if any, will be credited to your account in full or fractional shares at their net asset value on the distribution date unless you elect to receive your distributions in cash, by check or wire. Cash distributions will also be paid out on the distribution date.

For the fiscal year ended September 30, 1998, the Fund believes that it has qualified as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and intends to be able to continue to so qualify in future years. Qualification as a RIC allows the Fund to qualify for "pass-through" treatment under the federal income tax laws, which means the Fund, subject to certain conditions and requirements, will not be subject to United States federal income tax on amounts it distributes to shareholders. Accordingly, the Fund plans to distribute substantially all of its net investment income and net realized capital gains to its shareholders.

RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally will have to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. The Fund intends to make sufficient distributions each year to avoid imposition of the excise tax.

Distributions of the Fund's net investment income and net realized short-term capital gains are generally taxable to the Fund's shareholders as ordinary income. Distributions paid from long-term capital gains will generally be taxable as long-term capital gains, regardless of the holding period of the Fund shares. The Fund will inform shareholders of the source and nature of the distributions at the time they are paid. Events subsequent to a dividend or distribution may cause the dividend or distribution to be recharacterized, in whole or in part, for U.S. federal income tax purposes. For example, if the fund incurs foreign currency losses that eliminate its tax-basis "earnings and profits", then distributions made during the year may be recharacterized as return of capital distributions for U.S. income tax purposes, rather than income distributions, thereby reducing each shareholder's basis in his Fund shares.

Prior to purchasing shares of the Fund, the impact of declared dividends or declared capital gains distributions should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. Such dividends or capital gains distributions, although in effect a return of principal are subject to taxes, calculated at ordinary income or long-term capital gains rates.

Dividends and distributions paid out of the Fund's income and gains will be taxable to shareholders whether received in cash or reinvested in additional shares. Any loss recognized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains during the period the shares were held. Dividends and distributions payable to shareholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by shareholders on December 31 if the dividends are paid by the Fund at any time during the following January.

HEDGING AND OTHER TRANSACTIONS. The Fund is currently authorized to engage in Forward Contracts and to invest in or write Options, Futures Contracts and Options on Futures Contracts to hedge against changes in interest and foreign currency exchange rates and market movements and as a substitute for an underlying investment. Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any
Section 1256 contracts that are held by the Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.

Generally, any Hedging Transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. For example, Hedging Transactions may convert gains which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to shareholders. In addition, any losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation unclear, the tax consequences to the Fund of Hedging Transactions are uncertain.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and that will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in Hedging Transactions.

In addition, under the "conversion transaction" provisions of the Code, certain gains derived from the Fund's hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. While some regulations have been issued under these provisions, the application of these provisions is expected to be further defined by additional regulations to be issued by the Treasury Department. The Adviser will take these provisions, regulations and any subsequent regulations into account in assessing the hedging and other strategies of the Fund.

The diversification and income requirements applicable to the Fund's assets and other restrictions imposed on the Fund by the Code may limit the extent to which the Fund will be able to engage in transactions in precious metals, Forward Contracts, Options, Futures Contracts or Options on Futures Contracts.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts and Options on Futures Contracts are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

CERTAIN FOREIGN TAX CONSEQUENCES. Foreign securities such as those to be purchased by the Fund may be subject to foreign taxes, which could reduce the yield on such securities, although a shareholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations. The Statement of Additional Information provides additional details on these tax aspects.

The foregoing is a general and abbreviated summary of tax consequences of investment in the Fund. Additional details concerning federal and foreign tax consequences are contained in the Statement of Additional Information. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.

WHO IS THE FUND'S INVESTMENT ADVISER?

In accordance with Massachusetts law and the Declaration of Trust, the Board of Trustees has absolute and exclusive control over the Fund assets and the business of the Fund. The Board is authorized, however, to enter into an investment advisory or management agreement with an investment adviser pursuant to which the adviser would furnish the Fund with certain services, including management, investment and research services. Accordingly, while the Board of Trustees of the Fund has overall management responsibility for the Fund, Bailard, Biehl & Kaiser, as the Adviser, manages day-to-day operations pursuant to a Management Agreement. Under the Management Agreement, the Adviser directs the purchase and sale of securities in the Fund's investment portfolio in accordance with the Fund's investment objective and policies.

Peter M. Hill and Arthur A. Micheletti have been primarily responsible for the asset allocation decisions regarding the Fund's portfolio since 1995. Mr. Hill directs the team of investment professionals that focuses on each asset category of the Fund. Mr. Hill has been Chief Investment Officer of the Adviser since 1995 and has additional responsibilities for institutional portfolio management functions. From 1984 to 1992, Mr. Hill was Executive Vice President and a portfolio manager for the Adviser; and from 1992 to 1995 he was Co-President of the Adviser. He is also Chairman and a Director of the Bailard, Biehl & Kaiser International Fund Group, Inc. Mr. Micheletti has been primarily responsible for the bond and cash equivalent portions of the portfolio since 1992. Mr. Micheletti has been with the Adviser and has managed international and domestic fixed-income portfolios since 1981. Mr. Micheletti was a Vice President, portfolio manager and investment analyst for the Adviser from 1981 to 1992, and has been a Senior Vice President and investment strategist and the Chief Economist of the Adviser since 1992.

In placing orders for the Fund's portfolio securities, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment information and related services, such as price quotations, provided by brokers or dealers who effect or are parties to portfolio transactions for the Fund or the Adviser's other clients. The Adviser does not use any of its affiliates or affiliates of the Fund to execute portfolio transactions. The Fund, however, may purchase equity and debt securities of brokers or dealers that execute its portfolio transactions.

Under the Management Agreement, the Adviser pays the following expenses incurred in the Fund's day-to-day management: office space and facilities used by the Adviser, salaries and expenses of personnel of the Adviser and certain costs associated with the sale of the Fund's shares. For the services and facilities it provides, the Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average net assets of the Fund up to $75 million, .80% of the next $75 million, and .65% of the average net assets in excess of $150 million. While the initial rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of the services provided by the Adviser. For the fiscal year ended September 30, 1998, the total fees paid to the Adviser amounted to $356,891, or approximately 0.95% of the Fund's average net assets.

The Fund bears the balance of the expenses incurred in its operations, including costs incurred in complying with federal and state securities laws, fees of counsel and independent auditors, compensation of the Transfer Agent and the Custodian, taxes, interest, brokerage commissions, costs of shareholder communications and valuation expenses. The Fund's total expenses for the fiscal year ended September 30, 1998 were $675,399 which constituted approximately 1.80% of the Fund's average net assets for such period.

As an accommodation to the Fund, from time to time Bailard, Biehl & Kaiser directly pays certain expenses of the Fund (such as insurance premiums, Trustees' fees, and fees relating to state securities law filings) for which Bailard, Biehl & Kaiser is later reimbursed by the Fund. Disbursements by Bailard, Biehl & Kaiser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Trust.

The Adviser commenced business as a registered investment advisor in 1970 and was incorporated as a California corporation in 1972. The principal place of business of the Adviser is 950 Tower Lane, Suite 1900, Foster City, California 94404. The Adviser is a wholly owned subsidiary of BB&K Holdings, Inc., a California corporation. The Adviser also acts as investment adviser to the Bailard, Biehl & Kaiser International Equity Fund and the Bailard, Biehl & Kaiser International Bond Fund series of the Bailard, Biehl & Kaiser International Fund Group, Inc., an open-end management investment company. As of October 31, 1998 the Adviser managed portfolios with total holdings of approximately $1.2 billion in market value.

WHAT ELSE SHOULD I KNOW ABOUT THE FUND?

The Fund is a diversified series of the Bailard, Biehl & Kaiser Fund Group, an open-end management investment company organized in August 1986 as a Massachusetts business trust (the "Trust"). The Trust is authorized to issue an unlimited number of shares in one or more series. Currently, the Fund is the only series within the Trust. Additional series may be added, but the Trust has no immediate plans to do so.

The Distributor of the Fund's shares is BB&K Fund Services, Inc., a registered broker-dealer and a wholly owned subsidiary of BB&K Holdings, Inc. The principal business address of BB&K Fund Services, Inc. is 950 Tower Lane, Suite 1900, Foster City, California 94404. BB&K Fund Services, Inc. receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares.

Each share in the Fund is entitled to participate equally in dividends and distributions of the Fund, including the distribution of assets upon liquidation of the Fund. When issued, the shares will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.

Shareholders of the Fund are entitled to one vote per share. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so. In such an event, the holders of the remaining shares so voting will not be able to elect any Trustees. The Trustees may be removed by a vote of not less than two-thirds of the outstanding shares of the Fund. The Fund is not required to hold annual meetings for the election of Trustees or otherwise. Special meetings may be called by the Board of Trustees or by holders of 25% of the shares entitled to vote. In addition, holders of 10% of the Fund's shares may call a meeting for the purpose of voting on the question of the removal of a Trustee. The Fund will assist in shareholder communications with respect to any meeting duly called by the holders of its shares. In the event that the Trust issues additional series, shareholders of the Fund will vote with shareholders of the other funds within the Trust, except with respect to matters affecting only the rights of a particular fund.

Under certain circumstances, shareholders of the Fund may be held personally liable for the obligations of the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust will contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Fund's assets against claims against such shareholders as shareholders of the Trust and any legal and other expenses incident thereto. Accordingly, the risk of any shareholder incurring financial loss beyond his investment due to personal liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise its total return. This figure is based upon historical earnings and is not intended to indicate future performance. "Total return" refers to the average annual rate of return of an investment based on its public offering price and reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated period. This figure is computed by calculating to the end of a specified period the percentage change in value of an investment of $1,000, assuming reinvestment of all income and capital gain distributions.

The Fund may include comparative performance information in advertising or marketing its shares. Such performance information may include data from market indices, industry publications, business periodicals, rating services and other sources.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the Fund, has entered into an Administration Agreement (the "Administration Agreement") with Investment Company Administration LLC ("ICA"). Pursuant to such agreement, ICA provides certain administrative services in connection with the management of the Fund's operations. Such services include: (i) assisting the Fund's accountants in preparing financial reports, (ii) assisting the Fund's attorneys in preparing amendments to the Fund's registration statement, any proxy materials and other forms and reports to be filed with the SEC, (iii) preparing periodic reports to stockholders, (iv) monitoring compliance with the Fund's investment policies and restrictions, and (v) other administrative matters. As compensation for such services, the Fund pays ICA an annual fee of $32,500.

TRANSFER AGENT AND CUSTODIAN

Transfer agent services are provided by Chase Global Funds Services Company ("CGFSC"), P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of The Chase Manhattan Bank, N.A. As Transfer Agent, CGFSC maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution paying agent and performs other related shareholder functions. CGFSC also files applications under state law to register the Fund's shares for sale.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the Fund's Custodian. As Custodian, it holds the securities in the Fund's portfolio and other assets for safekeeping. Foreign securities owned by the Fund will also be held by various subcustodians in conformity with Section 17(f) of the Investment Company Act of 1940 and the rules thereunder.

EXPERTS

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, serves as the Trust's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Securities and Exchange Commission and tax authorities.


The information under "Financial Highlights" in this Prospectus and the financial statements as of September 30, 1998 incorporated by reference into the Statement of Additional Information have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                                                      APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Bonds rated Aaa by Moody's are judged by Moody's to be of the highest quality by all standards. Together with bonds rated Aa, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding incvestment characteristics and may have speculative characteristics as well. They are still considered investment grade bonds.

STANDARD & POOR'S CORPORATION ("S&P"). Bonds rated AAA are considered by S&P to be the highest grade obligations, and the capacity to pay interest and principal is extremely strong. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds, or medium-grade category bonds, are regarded as having adequate capacity to pay principal and interest. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changes in circumstances are more likely to lead to a weakened capacity to pay interest and principal. They are still considered investment grade bonds.

COMMERCIAL PAPER

MOODY'S. The Prime rating is the highest commercial paper rating assigned by Moody's. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on their capacity for repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by the issuer's leading market position in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection. Also, a Prime-1 issuer may have broad margins in earnings coverage of fixed financial charges, high internal cash generation and a well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. Issuers rated Prime-2 will evidence many of the characteristics of Prime-1 issuers, although to a lesser degree. Earnings trends and coverage ratios are sound but more subject to variation. Capital characteristics may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements. Adequate alternative liquidity is maintained.

S&P. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1 have a very strong degree of safety regarding timely payment. Issues rated A-2 have a strong capacity for timely payment. However, the relative degree of safety is not as overwhelming as for issues designated A-1. Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                      APPENDIX B

HEDGING AND OTHER TRANSACTIONS

FORWARD CONTRACTS. The Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and as a substitute for an underlying currency position ("Forward Contracts"). All Forward Contracts will be covered. In the case of a Forward Contract obligating the Fund to purchase a foreign currency (a "long position"), the Fund may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. Government securities and other securities determined by the Adviser to be liquid in accordance with guidelines adopted by the Board of Trustees. Alternatively, the Fund may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Fund (or, if lower than the price of the Forward Contract held by the Fund, the Fund may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Fund to sell a foreign currency (a "short position"), the Fund may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Fund may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract or (iii) holding a call option permitting the Fund to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES. The Fund may write covered call and put options and purchase call and put options ("Options") on debt securities and foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying securities or currency position.

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Fund will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, when the Fund predicts an increase in the value of a currency in which securities to be acquired are denominated, the Fund may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Fund derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent predicted, the Fund could sustain losses that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may also purchase Options on debt securities to hedge against interest rate changes that adversely affect the value of a portfolio security. For example, when the Fund anticipates a decline in the market value of a portfolio security due to rising interest rates, it may purchase put Options on the security. If the value of the security does decline, the Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have been caused by rising interest rates.

Where the Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of declining interest rates. The use of Options to hedge against adverse movements in interest rates is subject to the same limitations and risks of loss as the use of Options to hedge against adverse movements in exchange rates.

The Fund may write put and call Options for the same types of hedging purposes. For example, when the Fund anticipates a decline in the value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Fund could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium. The writing of an Option constitutes only a partial hedge up to the amount of the premium, and only if interest or exchange rates move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in interest or exchange rates.

All put and call Options written by the Fund will be covered. The Fund may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Fund (less any margin on deposit), (ii) selling short the security or currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference), or (iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The Fund may cover a call Option by (i) segregating Liquid Assets equal to the market value of the security or currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the security or currency underlying the Option or (iii) purchasing a separate call Option on that security or currency with a strike price no higher than the strike price of the Option sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund, as the writer of an Option, wishes to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Fund's portfolio securities denominated in such currency.

OPTIONS ON FINANCIAL INDICES. The Fund may write covered put and call Options and purchase put and call Options on financial indices to attempt to minimize the risks to the Fund from adverse changes in interest rates and market conditions and as a substitute for an underlying investment. Options on financial indices are similar to Options on debt securities and foreign currencies. For additional information on the risks and benefits of Options on financial indices, see "Options on Debt Securities and Foreign Currencies."

Call Options on indices written by the Fund will be covered (i) by segregating a portfolio of securities substantially replicating the movement of the index,
(ii) by holding a call Option on the same index with a strike price no higher than the strike price of the Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will cover put Options on indices by (i) segregating Liquid Assets equal to the Option's exercise price, (ii) holding a put Option on the same index with a strike price no higher than the strike price of the put Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call Option that will increase the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that will offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's securities holdings. By writing a put Option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put Options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

FUTURES CONTRACTS ON DEBT SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES. The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of debt securities, financial indices and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying investment ("Futures Contracts").

The acquisition or sale of Futures Contracts is designed to protect the Fund from fluctuations in currency exchange and interest rates, and market movements without actually buying or selling the underlying currencies or securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into a Futures Contract for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contract to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities. However, since the futures market generally is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contract should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had been established. At that time, the Futures Contract could be liquidated and the Fund could then buy long-term bonds on the cash market.

All Futures Contracts to which the Fund is a party will be covered. A Futures Contract obligating the Fund to purchase a security, financial index or currency is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the price of the Futures Contract due on the settlement date (less any margin on deposit). The Fund may also cover a long position by purchasing a put Option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

A Futures Contract in which the Fund has the position of a seller is covered if the Fund segregates Liquid Assets equal to the market value of the security, index or currency underlying the Futures Contract (less any margin on deposit, but not less then the market price at which the position was established). Alternatively, the Fund may cover such a Futures Contract by (i) owning the security or currency underlying the Futures Contract, or, in the case of a financial index, segregating a portfolio of securities substantially replicating the movement of the index or (ii) holding a call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the price at which the position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Fund will be required to increase its margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Fund will receive payment for any increase in the Futures Contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Fund from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general interest and currency exchange rates or market conditions by the Fund may not result in a successful transaction.

If the Fund's judgment about the general direction of interest or currency exchange rates or market conditions is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. If the Fund has hedged against the possibility of a movement in interest or exchange rates or market conditions that would adversely affect the price of its portfolio securities and such rates or markets did not move as anticipated, the Fund would lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash and were unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS ON DEBT SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES. The Fund may purchase and write options on Futures Contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying investment ("Options on Futures Contracts").

A call Option on a Futures Contract written by the Fund constitutes a partial hedge against declining prices of the asset that is deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio. A put Option on a Futures Contract written by the Fund or constitutes a partial hedge against increasing prices of the asset that is deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Fund intends to purchase.

If a put or call Option on a Futures Contract that the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium the Fund received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from Options on Futures Contracts may be reduced or increased by changes in the value of its portfolio securities.

All Options on Futures Contracts written by the Fund will be covered. In the case of the sale of a call Option on a Futures Contract, the Fund may cover by
(i) entering into a long position on the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract (or, if higher, the Fund may segregate Liquid Assets equal to the difference), (ii) owning the security or currency underlying the Futures Contract on which the Fund holds the Option, or, with respect to a financial index, a portfolio of securities substantially replicating the movement of the index, or (iii) holding a separate call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating the Fund to buy a Futures Contract, the Fund may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on a Futures Contract. Alternatively, the Fund may cover the Option on a Futures Contract by holding a put Option permitting the Fund to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

ADDITIONAL RISKS OF FORWARD CONTRACTS, OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES, OPTIONS ON FINANCIAL INDICES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS .

Hedging transactions may be effective to protect the Fund against certain changes in interest and currency exchange rates or market movements. However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The Fund's ability to hedge all or a portion of its portfolio through transactions in Forward Contracts, Options, Futures Contracts and Options on Futures Contracts depends on the degree to which price movements in underlying currencies and securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the price of a Futures Contract or an Option on a Futures Contract moves more or less than the price of the hedged asset, the Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Fund may cover index Options that it has written, index Futures Contracts to which it is a party, and Options on index Futures Contracts that it has written through the segregation of a portfolio of securities that substantially replicates the movement of the underlying index. The portfolio of securities used to cover such transactions may not match the actual composition of the index. In that event, the Fund will not be fully covered and would be subject to a risk of loss in the event of adverse changes in the value of the index.

The Fund's ability to engage in transactions involving Options, Futures Contracts and Options on Futures Contracts will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus it may not be possible for the Fund to close certain of its positions.

The costs to the Fund of hedging transactions vary among the various hedging techniques and also depend on such factors as the security, currency or index involved, market conditions and the length of the contract or option period. Forward Contracts are usually conducted on a principal basis, and no fees or commissions are therefore involved. However, the Fund will incur brokerage commissions and related transaction costs when it purchases, writes or invests in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Fund's ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the Securities and Exchange Commission ("SEC"), but are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options and Forward Contracts is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. The Option writer and the trader of Forward Contracts could also lose amounts substantially in excess of his or her initial investments, due to the margin and collateral requirements associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in Options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolio of the Fund.

Forward Contracts, Options, Futures Contracts and Options on Futures Contracts may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things, (i) other foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

INVESTMENT ADVISER

      Bailard, Biehl & Kaiser, Inc.
      950 Tower Lane, Suite 1900
      Foster City, California  94404

TRANSFER AGENT

      Chase Global Funds Services Company
      Boston, Massachusetts

CUSTODIAN AND ACCOUNTANT

      Brown Brothers Harriman & Co.
      Boston, Massachusetts

COUNSEL

      Howard, Rice, Nemerovski, Canady, Falk & Rabkin,
      A Professional Corporation
      San Francisco, California

DISTRIBUTOR

      BB&K Fund Services, Inc.
      950 Tower Lane, Suite 1900
      Foster City, California  94404

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      San Francisco, California

IRA CUSTODIAN

      The Chase Manhattan Bank, N.A
      New York, New York

DIVERSA FUND TRUSTEES AND OFFICERS

      Thomas E. Bailard, Chairman, Trustee
      Burnice E. Sparks, Jr., President
      Shirley L. Clayton, Trustee
      Scott F. Wilson, Trustee
      James C. Van Horne, Trustee
      Barbara V. Bailey, Treasurer
      Janis M. Horne, Secretary and Chief Compliance Officer
      Sofi Kyriakidis, Assistant Secretary and Assistant Treasurer

INVESTOR SERVICES DEPARTMENT

      (800) 882-8383

                                       As filed with the Securities and Exchange
                                                 Commission on November 30, 1998

                                                        Registration No. 33-8441
                                                               File No. 811-4824

================================================================================







                                     Part B

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT


                       BAILARD, BIEHL & KAISER FUND GROUP















================================================================================

STATEMENT OF ADDITIONAL INFORMATION

Bailard, Biehl & Kaiser Diversa Fund
950 Tower Lane, Suite 1900
Foster City, California  94404

This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 27, 1999. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.

                                Table of Contents
                                                                           PAGE
                                                                           ----

Investment Objectives, Policies and Restrictions........................... B-2
Management................................................................. B-5
Right to Use Name.......................................................... B-8
Investment Advisory and Other Services..................................... B-8
Portfolio Transactions and Brokerage Commissions........................... B-9
Net Asset Value for Purchase, Exchange and Redemption of Shares........... B-10
Tax Aspects............................................................... B-12
Shareholder Information................................................... B-13
Performance Data.......................................................... B-13
Financial Statements...................................................... B-13


                This Statement of Additional Information Does Not
                     Constitute an Offer to Sell Securities.

                    The date of this Statement of Additional
                        Information is January 27, 1999.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is designed to achieve an above average total return (the sum of income and capital gains) with below average risk through investment in up to six classes of assets: United States (domestic) cash equivalents, stocks and bonds and international cash equivalents, stocks and bonds. The Fund's performance with respect to return and risk will be measured against that of other funds investing in multiple classes of securities. The specific objectives and policies of the Fund are more fully described in the Prospectus.

The Fund's investment activities are subject to certain restrictions that are deemed "fundamental policies." These fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which for this purpose means the vote of (a) 67% or more of the shares of the Fund represented at a meeting where more than 50% of the Fund's shares are represented, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. These fundamental policies provide that the Fund will not:

1. Invest in securities of any one issuer (other than cash and cash items, and securities of the United States Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer.

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

3. Acquire more than 10% of the outstanding voting securities of any one issuer or invest for the purpose of exercising control.

4.   Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real property; provided that the Fund will invest in publicly traded securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that the Fund may invest in precious metals, in the securities of companies that explore for, extract, process or deal in precious metals and in asset-based securities related to precious metals. In addition, this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 5% of the total assets of the Fund or 2% of the total assets of the Fund in the case of warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in interest rate, foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts, options, futures contracts and options on futures contracts on debt securities, financial indices and foreign currencies.

7. Issue senior securities or borrow money, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, neither margin or collateral arrangements with respect to forward contracts, options, futures contracts or options on futures contracts, nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts, are deemed to be the issuance of a senior security or borrowing.

8. Mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except to secure borrowings described above or to obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets.

9. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on futures contracts will not be considered the purchase of a security on margin.

10. Engage in the business of underwriting securities issued by others, or purchase illiquid securities, i.e. securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, repurchase agreements maturing in over seven days, or securities that are not otherwise readily marketable, if such purchase will result in more than 10% of the value of its total assets then being invested in such illiquid securities.

11. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

12. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of Bailard, Biehl and Kaiser, Inc. ("Bailard, Biehl & Kaiser," or the "Adviser") to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account).

13. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

14. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act"),

15. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Fund, or one or more of the officers or directors of the Adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

Unless otherwise specified, if a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar type of event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment restrictions.

With respect to the Fund's policy not to invest more than 25% of the value of its total assets in any one industry, the Fund deems the following eleven economic sectors, representing the industry groups listed, to be separate industries:

BASIC INDUSTRY                               ENERGY AND NATURAL RESOURCES
--------------                               ----------------------------
Aluminum                                     Coal
Chemicals                                    Domestic Oils
Containers                                   Exploration (on and offshore)
Fertilizer                                   Gas Pipelines/Distribution
Paper                                        Gold and Precious Metals
Steel                                        International Oils
                                             Metals
CAPITAL GOODS                                Oil Service
-------------
Agricultural Machines                        FINANCE
Construction Machines                        -------
                                             Banks      - NYC
Electricals                                             - Regional
Machine Tools                                Insurers   - Multi
Miscellaneous Capital Goods                             - Casualty
                                                        - Life
COMMUNICATION SERVICES                       Finance Companies
Telecommunications                           Miscellaneous Finance
                                             Real Estate
CONSUMER CYCLICALS
------------------                           Savings and Loan Companies
Advertising
Auto/Parts/Tires                             HEALTH CARE
Broadcasting                                 -----------
                                             Drugs
Entertainment                                Hospital Management
Forest Products                              Hospital Supply
Home Builders/Mobile Home
Home Furnishings/Appliances                  HIGH TECHNOLOGY
Hotel/Motel                                  ---------------
                                             Business Equipment
Newspapers                                   Computer Services
Publishing                                   Defense Electronics
Restaurants                                  Electronic-Instrumentation
Retailing-Food, Drug, Department             Electronic-Semiconductors
Waste Management                             Electronic Warfare

CONSUMER STAPLES                             TRANSPORTATION
Apparel                                      --------------
Brewers                                      Air Freight
Cosmetics                                    Air Transport
Distillers                                   Railroads
Food                                         Trucking
Photography
Soft Drinks                                  UTILITIES
Shoes                                        ---------
Soaps                                        Electric
Textiles                                     Gas Pipelines
Tobacco                                      Water
Toys


In addition, the Investment Company Act of 1940, with certain exceptions, prohibits the Fund from investing its assets in more than 3% of the outstanding voting stock of any other investment company, more than 5% of its total value in any other investment company, more than 10% of its total value in other investment companies as a group, or, together with other investment companies having the same investment adviser, more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

MANAGEMENT

TRUSTEES AND OFFICERS

The names and business addresses of the Trustees and officers of the Trust, their positions with the Trust and their other principal occupations during the past five years are as follows:

                              Position(s) Held         Other Principal
Name and Address                 With Trust            Occupation(s) During Past Five Years
----------------                 ----------            ------------------------------------
Thomas E. Bailard1            Chairman of the          Chairman, Chief Executive Officer
950 Tower Lane, Suite 1900    Board, Chief             and President of BB&K Holdings,
Foster City, CA 94404         Executive Officer        Inc. ("Holdings").   Officer and Director
                              and Trustee              of the Adviser, currently Chairman and
                                                       Chief Executive Officer.  Chairman of
                                                       BB&K Fund Services, Inc., a registered
                                                       broker-dealer ("Fund Services").  Chairman
                                                       of Bailard, Biehl & Kaiser Real Estate
                                                       Investment Trust (the "REIT").

Burnice E. Sparks, Jr.1       President                Director and officer of the Adviser,
950 Tower Lane, Suite 1900                             currently President.  Director and Chief
Foster City, CA 94404                                  Executive Officer of Fund Services since
                                                       1992.  President and Director of the
                                                       Bailard, Biehl & Kaiser International Fund
                                                       Group, Inc. (the "International Fund
                                                       Group").

Janis M. Horne1               Secretary and            Senior Vice President, Investment
950 Tower Lane, Suite 1900    Chief Compliance         Counselor and Chief Compliance Officer
Foster City, CA 94404         Officer                  of the Adviser.  Secretary and
                                                       Chief Compliance Officer of the
                                                       International Fund Group.

Barbara V. Bailey1             Treasurer               Treasurer of Holdings and Senior Vice
950 Tower Lane, Suite 1900                             President and Treasurer/Secretary of theof
Foster City, CA 94404                                  International Fund Group since September
                                                       Adviser since December 1995. Treasurer 1996.
                                                       Secretary of Fund Services and Treasurer and
                                                       Secretary of the REIT since January 1996.
                                                       Management consultant from September 1995 to
                                                       December 1995. Account Manager/Consultant at
                                                       Watson Wyatt Worldwide from December 1994 to
                                                       September 1995. Vice President and Manager at
                                                       Caisse Nationale de Credit Agricole from July
                                                       1991 to April 1994.

----------
1  "Interested Person" of the Trust, as defined in the 1940 Act.

                                 Position(s) Held           Other Principal
Name and Address                    With Trust              Occupation(s) During Past Five Years
----------------                    ----------              ------------------------------------
Sofi Kyriakidis1             Assistant Treasurer and        Employee of the Adviser since
950 Tower Lane, Suite 1900   Assistant Secretary            November 1995, most recently as Vice
Foster City, CA 94404                                       President.  Assistant Treasurer and
                                                            Assistant Secretary of the International
                                                            Fund Group since September 1996.
                                                            Assistant Treasurer of the REIT since
                                                            June 1996.  Treasurer of Fund Services
                                                            since January 1996.  Correspondence
                                                            Specialist of Franklin Resources, Inc.
                                                            from July 1994 to May 1995.

Shirley L. Clayton2          Trustee                        Chief Financial Officer of Orquest, a
122 Campo Bello Lane                                        biotechnology company, since 1998.
Menlo Park, CA 94025                                        President and Chief Operating Officer of
                                                            TopoMetrix, a manufacturer of scanning probe
                                                            microscopes from June 1993 to 1998. Chief
                                                            Financial Officer of Cygnus Therapeutic
                                                            Systems, Inc., a biotechnology company, from
                                                            March 1990 to June 1993. Director of the
                                                            International Fund Group.

Scott F. Wilson2             Trustee                        General Partner of Transcontinental
Transcontinental Capital                                    Capital Partners, an investment banking
Partners                                                    firm, since 1991.  Shareholder of
540 Cowper Street                                           Milbank Winthrop & Co., an investment
Palo Alto, CA 94301                                         adviser, since 1981.  Director of the
                                                            International Fund Group.

James C. Van Horne2          Trustee                        A.P. Giannini Professor of Finance at the
Graduate School of Business                                 Graduate School of Business of Stanford
Stanford University                                         University from September 1976 to the
Stanford, CA 94305                                          present.  From September 1975 to August
                                                            1976, Deputy Assistant Secretary of the
                                                            United States Treasury Department.
                                                            Director of Sanwa Bank California and
                                                            Montgomery Street Income Securities,
                                                            Inc., a registered investment company.
                                                            Director of the International Fund Group.

----------
1 "Interested person" of the Trust, as defined in the 1940 Act.
2 Member of the Audit Committee

The following table sets forth the compensation paid to the Trust's Trustees during the fiscal year ended September 30, 1998.

                               Compensation Table

                                                              Estimated     Total Compensation
                         Aggregate    Pension or Retirement     Annual        From Company and
Name of Person         Compensation    Benefits Accrued as   Benefits Upon     Fund Complex1
 and Position           from Trust   Part of Trust Expenses   Retirement      Paid to Trustees
 ------------           ----------   ----------------------   ----------      ----------------
Thomas E. Bailard        $     0(2)            $0                $0               $     0
Burnice E. Sparks, Jr.   $     0(2)            $0                $0               $     0
Shirley L. Clayton       $6,6673               $0                $0               $20,000
David B. Shippey         $     0               $0                $0               $     0
Scott F. Wilson          $6,6673               $0                $0               $20,000
James C. Van Horne       $6,6673               $0                $0               $20,000


The Trust and the International Fund Group reimburse each Trustee and Director for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Trust and the International Fund Group also reimburse other travel expenses of Trustees, Directors and officers, including international travel expenses, incurred incident to the performance of their duties as Trustees, Directors and officers.

----------
1 A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The Trust and the International Fund Group are considered to be part of the same Fund Complex.

2 Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".

3 Consists of $4,000 annual trustee fee plus $667 for each Board meeting attended in person.

RIGHT TO USE NAME

Bailard, Biehl & Kaiser has granted the Fund the right to use the designation, "Bailard, Biehl & Kaiser," in its name. The Adviser has reserved the right to withdraw its consent to the use of such designation by the Fund under certain conditions and to grant the use of such name to others, including other investment companies.

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund has entered into an Investment Advisory and Management Agreement (the "Management Agreement") with Bailard, Biehl and Kaiser for investment advisory and certain portfolio transaction services. Pursuant to the Management Agreement, the Adviser manages the day-to-day operations of the Fund and directs the purchase and sale of securities in the Fund's portfolio in accordance with the Fund's investment objectives and policies.

The Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average net assets of the Fund up to $75 million, .80% of the next $75 million, and .65% of the average net assets in excess of $150 million. While the initial rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of the services provided by the Adviser. For the fiscal years ended September 30, 1996, 1997, and 1998, the total fees paid to the Adviser amounted to $370,980, $350,110 and $356,891 respectively. The Adviser pays the following expenses incurred in the Fund's day-to-day management: office space and facilities used by the Adviser, salaries and expenses of personnel of the Adviser and certain costs associated with the sale of the Fund's shares.

The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Trustees of the Fund or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940
Act).

The Fund pays all of its own expenses (except for those expressly to be paid by the Adviser) including without limitation the following: all costs and expenses incident to the registration, including the maintenance of registration, of the Fund under the 1940 Act or the qualification of the shares of the Fund for sale under federal, state or other securities laws; printing or other reproduction and distribution of any prospectuses and any other documents necessary and incident to any public offering (other than costs incident to the reproduction and distribution of prospectuses to prospective new investors and the advertising of Fund shares, which are payable by the Adviser); charges and expenses of any registrar or custodian of the Fund; all auditing, accounting, bookkeeping and record keeping charges and expenses; transfer agent and dividend agent charges and expenses; all commissions payable on portfolio securities transactions; all taxes and organizational fees payable by the Fund to any federal, state or other governmental agencies; the costs of preparing and printing stock certificates; all expenses of meetings of shareholders and Trustees and of preparing, printing and mailing proxy statements and any reports to shareholders; fees and travel expenses of officers and Trustees; fees and expenses incident to any dividend or distribution reinvestment program; all charges and expenses of legal counsel for the Fund; fees and expenses incurred in obtaining rulings, advice or other information or counselling relating to the taxation of the Fund or its shareholders; all association dues; all interest payable on Fund borrowings; and all costs of information obtained from sources other than the Adviser or its affiliated persons (as defined in the 1940 Act) relating to the pricing and valuation of securities.

As an accommodation to the Fund, from time to time Bailard, Biehl & Kaiser directly pays certain expenses of the Fund (such as insurance premiums, Trustee fees, and fees relating to state securities law filings) for which Bailard, Biehl & Kaiser is later reimbursed by the Fund. Disbursements by Bailard, Biehl & Kaiser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Trust. For the fiscal year ended September 30, 1998, the Fund reimbursed the Adviser approximately $42,691.

BB&K Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404 ("Fund Services"), serves as the exclusive Distributor for the Fund's shares pursuant to an agreement with the Fund. Fund Services receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares.

The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"). In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor by virtue of their beneficial ownership of more than 25% of Holdings' securities as individuals or as trustees.

As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. For services rendered by the Custodian in the 1996, 1997, and 1998 fiscal years, the Fund paid the Custodian $174,875, $151,411 and $144,197, respectively.

The Trust, on behalf of the Fund, has entered into an Administration Agreement dated as of April 1, 1994, as amended, with Investment Company Administration LLC.

Officers, directors and employees of the Trust and the Adviser are permitted to invest in securities for their own account, including securities that may be purchased or held by the Fund. To address potential conflicts with the interests of the Fund that might arise from personal securities transactions, both the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes include certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser supervises the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (which is negotiated in the case of the U.S. stock exchange transactions but which is generally fixed in the case of foreign stock exchange transactions), size of order, difficulty of execution and skill required of the executing broker or dealer. Securities are ordinarily purchased from the primary markets, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if in the judgment of the Adviser it is the primary market.

Although favorable price and efficient execution of portfolio transactions are primary considerations, other factors may also be relevant. Accordingly, the Adviser may, consistent with the Fund's best interest, place orders with brokers who provide research services, such as analyses of industries or issuers and statistical or economic information. While allocation of brokerage on this basis may result in the Fund being charged a higher commission rate on certain transactions, the Adviser periodically reviews the brokerage commissions paid by the Fund to ensure their reasonableness in relation to (i) the brokerage commissions paid by other similarly situated investors and (ii) the value of the brokerage and research services provided, viewed in terms of either particular transactions or the overall responsibilities of the Adviser to the Fund.

The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by brokers could be useful to the Adviser in serving its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful to it in serving the Fund. It is not the Fund's practice to allocate portfolio securities business on the basis of sales of its shares. For the fiscal year ended September 30, 1998, the Adviser estimates that the Fund paid $78,889 in brokerage commissions, involving $26,981,946 of portfolio transactions, to brokers with whom the Adviser had an arrangement to receive research or related services.

There are occasions in which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objective. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.

The Adviser does not use any of its affiliates or affiliates of the Fund to execute portfolio transactions. The Fund, however, may purchase equity and debt securities of brokers or dealers that execute its portfolio transactions. During the fiscal year ended September 30, 1998, the Fund did not acquire any securities issued by the ten brokers (or their parent companies) who executed the largest dollar amounts of portfolio transactions for the Fund.

During the fiscal years ended September 30, 1996, 1997 and 1998, the Fund paid brokerage commissions on Fund portfolio securities transactions of approximately $85,971, $79,880, and $79,108, respectively. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1996, 1997, and 1998, was 68%, 66% and 59%, respectively.

NET ASSET VALUE FOR PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Changes in holdings of portfolio securities are accounted for no later than the first calculation of net asset value following the trade date (date the order to buy or sell is executed). Dividends are accounted for on the ex-dividend date and detachments of securities from other securities are accounted for on the date of detachment, except that certain dividends or detachments from international securities are recorded as soon as the Fund is informed of the ex-dividend or detachment date.

Securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price on that exchange. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

Options on futures contracts, and exchange traded options other than index options, are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by the Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Futures Contracts and precious metals are valued at the last settlement price as of the close of the commodities exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 a.m. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Trustees has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by or under the direction of the Board of Trustees in such manner as the Board of Trustees in good faith deems appropriate to reflect the fair value thereof.

The general procedures for purchasing, exchanging and redeeming shares are fully described in the Prospectus. In addition, during any 90-day period, the Fund is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the period. The Fund may change this commitment only with the approval of the Securities and Exchange Commission. Should redemptions by any shareholder exceed this limitation, the Fund reserves the right to redeem the excess amount in whole or in part in readily marketable securities. The same method used to determine net asset value will be used to value portfolio securities distributed in connection with such redemptions. If shares of the Fund are redeemed in kind, the redeeming shareholder may incur additional brokerage costs in converting to cash any portfolio securities distributed.

TAX ASPECTS

The Fund believes that it has qualified for "pass-through" tax treatment as a regulated investment company for its fiscal year ended September 30, 1998, and intends to be able to continue to so qualify. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other sources, (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government obligations or the securities of other regulated investment companies), and (c) distribute in each year at least 90% of its investment company taxable income.

For any year in which it does not qualify as a regulated investment company, (a) the Fund will be taxed as an ordinary corporation, (b)distributions to its shareholders will not be deductible by the Fund in computing its taxable income, and (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to its shareholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains). Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

Backup Tax Withholding Requirement

Certain shareholders may be subject to backup tax withholding at a 31% rate. Generally, a shareholder will be subject to backup withholding if the shareholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the shareholder has underreported interest or dividends. In addition, shareholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the application at the end of the Prospectus.

Other Tax Consequences

Dividends and interest received by the Fund in connection with its foreign securities investments may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Some investments made by the Fund may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Fund in PFICs could accelerate the stockholders' taxation, alter the timing or characterization of certain distributions to shareholders or subject the Fund to federal income tax or other charges in certain circumstances.

The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisors to determine the effect of investment in the Fund upon their individual tax situations.

SHAREHOLDER INFORMATION

As of October 12, 1998 all officers and Trustees of the Trust as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No shareholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.

PERFORMANCE DATA

The Fund may compute its average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The Fund's average annual compounded rates of total return for the one-year, five-year and ten-year periods ended September 30, 1998 were 2.98%, 9.27% and 8.14%, respectively. These figures assume that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates.

These figures represent past performance and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

FINANCIAL STATEMENTS

Incorporated by reference herein are the report of the independent accountants dated November 15, 1998, and the other portions of Registrant's annual report to shareholders for the fiscal year ended September 30, 1998, under the headings:
"SCHEDULE OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS, " "NOTES TO FINANCIAL STATEMENTS" and "REPORT OF INDEPENDENT ACCOUNTANTS". Copies of the annual report are available, upon request and without charge, by calling the Fund's Investor Services Department at (800) 882-8383, or by writing to the following address: BB & K Fund Services, Inc., Investor Services Department, 950 Tower Lane, Suite 1900, Foster City, CA 94404.

                    ----------------------------------------

The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024; 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.